UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 15, 2007
SUMMIT HOTEL PROPERTIES, LLC
(Exact name of registrant as specified in its charter)

South Dakota	000-51955	20-0617340

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)
2701 South Minnesota Avenue, Suite 6, Sioux Falls, South Dakota 57105
(Address of principal executive offices, including zip code)
Registrant’s Telephone Number, Including Area Code: (605) 361-9566
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Page
Item 1.01.	Entry into a Material Definitive Agreement
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01.	Financial Statements and Exhibits
Loan Agreement — General Electric Capital Corporation, loan in the amount of $9,500,000 (incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2007)
Loan Agreement — General Electric Capital Corporation, loan in the amount of $11,300,000

Item 1.01 Entry into a Material Definitive Agreement.
On April 30, 2007 Summit Hotel Properties, LLC (the “Company”) entered into a mortgage loan with General Electric Capital Corporation. The loan is for the purpose of financing the purchase of real estate and financing the future construction of a 124-room hotel located in Denver, Colorado. The loan is in the amount of $9,500,000 and carries a variable interest rate of the three-month London Interbank Rate (LIBOR) plus 185 basis points during the construction period, and the three-month LIBOR plus 175 basis points thereafter. In addition, on August 15, 2007, the Company entered into a mortgage loan with General Electric Capital Corporation for the purpose of financing the purchase of real estate and financing the future construction of a 127-room hotel located in Baton Rogue, Louisiana. The loan is in the amount of $11,300,000 and carries an interest rate of the three-month LIBOR plus 185 basis points during the construction period and the three-month LIBOR plus 180 basis points thereafter. The two loans have cross-default and cross-collateral provisions. During the construction period on both notes, interest is compounded monthly, and no principal payments are scheduled. Once the construction is completed, both notes shall have interest only payments during the first twelve months, and then both loans shall amortize over a period of 300 months.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 concerning the Company’s direct financial obligations is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
10.1	Loan Agreement between Summit Hotel Properties, LLC and General Electric Capital Corporation dated April 30, 2007 for a loan in the amount of $9,500,000 (incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2007)
10.2	Loan Agreement between Summit Hotel Properties, LLC and General Electric Capital Corporation dated August 15, 2007 for a loan in the amount of $11,300,000.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, LLC
By:	/s/ Kerry W. Boekelheide
	Name:	Kerry W. Boekelheide
	Title:	Chief Executive Officer

Dated: August 21, 2007

EXHIBIT INDEX

Exhibit No.	Description
10.1	Loan Agreement between Summit Hotel Properties, LLC and General Electric Capital Corporation dated April 30, 2007 for a loan in the amount of $9,500,000 (incorporated by reference to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2007).

10.2	Loan Agreement between Summit Hotel Properties, LLC and General Electric Capital Corporation dated August 15, 2007 for a loan in the amount of $11,300,000.